Void after 5:00 p.m. New York Time, on May 3, 1999.
Warrant to Purchase 1,116,335 Shares of Common Stock.


WARRANT TO PURCHASE COMMON STOCK

OF

THE AEGIS CONSUMER FUNDING GROUP, INC.


     This is to Certify That, FOR VALUE RECEIVED, Greenwich
Capital Markets, Inc.("Greenwich"), or permitted assigns
("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from The Aegis Consumer Funding Group, Inc., a
Delaware corporation ("Company"), up to 1,116,335 fully paid, validly issued and nonassessable shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") at a price of $6.50 per share at any time or from time to time during the period from May 3 , 1996 to May 3, 1999, but not later than 5:00 p.m. New York City Time, on May 3, 1999 (the "Exercise
Period"). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time and shall be subject to forfeiture as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common
Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price" and the aggregate purchase price payable hereunder for the Warrant Shares is referred to herein as the "Aggregate Warrant Price." This warrant, together with warrants of like tenor, constituting in the aggregate warrants (the "Warrant") to purchase 1,116,335 shares of Common Stock, is issued pursuant to a certain letter agreement
(the "Commitment") between the Company and Greenwich Capital
Markets, Inc. ("Greenwich") dated February 28, 1996 in connection with the agreement of Greenwich to provide, and the Company to accept, certain financing and securitization facilities for its automobile loan portfolio.

     1.   EXERCISE OF WARRANT.

          (a) This Warrant may be exercised in whole or in part at any time or from time to time on or after May 3, 1996 and until May 3 , 1999 (the "Exercise Period"), subject to the provisions of Section
(b) hereof, provided, however, that if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, together with the payment of the Exercise Price for the number of Warrants so exercised, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then by physically delivered to the Holder.

          (b) In no event shall any Holder which is a Regulation Y Holder (as defined below) be entitled to exercise the Warrants in the event that the exercise of such Warrants, would, taken together with all other shares of Common Stock of the Company owned by such Regulation Y Holder, increase such Regulation Y Holder's ownership to greater than 4.9% of the Company's outstanding voting Common Stock, unless such exercise is:

               (i) for the purpose of the sale of the underlying Common Stock to the public in an offering registered under the Securities
Act of 1933, as amended (the "Act");

               (ii) for the purpose of the sale in connection with a private placement or other transaction pursuant to Rule 144 or Rule 144A (or any successor provisions) under the Act or otherwise exempt from the registration requirements of the Act in which no single purchaser receives an interest (treating any such Warrant as exercised) equivalent to more than two percent (2%) of the outstanding Common Stock;

               (iii) for the purpose of the sale of the underlying Common Stock to a purchaser who is already a controlling shareholder of the Company; or

               (iv) for the purpose of the sale of the underlying Common Stock back to the Company.

          A "Regulation Y Holder" shall be defined as a Holder which is a bank holding company within the meaning of the Bank
Holding Company Act of 1956, as amended (the "Bank Holding
Company Act"), or a subsidiary thereof subject to Regulation Y under the Bank Holding Company Act. In the event of a change in the rules and regulations under the Bank Holding Company Act or any similar law, the effect of which is to permit the Regulation Y Holder to transfer such Warrants or Common Stock in any other manner, the foregoing restriction shall be deemed modified to permit a transfer of such Warrants or Common Stock in such other manner.

          In no event shall the Company be liable, directly or indirectly, for compliance or non- compliance by any Holder with the provisions of this Subsection (b); the Company shall be entitled to rely on any direction given to them by a Holder in accordance with any rights of a Holder otherwise granted under this Warrant whether or not such direction is in contravention of the provisions of this Subsection (b).

          (c) The Warrant shall become exercisable (vest) by the Holder incrementally upon the following terms and conditions:

               (i) this Warrant shall be exercisable with respect to 372,112 Warrant Shares (as adjusted in accordance with the provisions of this Warrant) upon execution of definitive documentation relating to all of the Facilities;

                (ii) this Warrant shall be exercisable with respect to an additional 223,267 Warrant Shares (as adjusted in accordance with the provisions of this Warrant) upon the purchase or placement by Greenwich of the portion of the Aegis Auto Loan Receivables
Trust 1996-1 Pass Through Certificates  rated  BB or higher by
Duff and Phelps Credit Rating Co. as contemplated in accordance with terms of the Commitment;

                (iii) for each calendar quarter commencing April 1, 1996 and continuing until this Warrant has become exercisable with respect to a total of an additional 297,689 Warrant Shares (as adjusted in accordance with the provisions of this Warrant) pursuant to this clause (iii), this Warrant shall be exercisable with respect to those number of Warrant Shares (as adjusted in accordance with the provisions of this Warrant) equal to the product of (a) the ratio of (1) the sum of the aggregate dollar volume of contracts originated by the Company and securitized by Greenwich during such quarter plus the aggregate dollar volume of any contracts sold, securitized or otherwise disposed of during such quarter with a third party (other than contracts placed through the existing Facility of the Company with Rothschild, Inc.) where the all-in cost of funds are not at least 0.30% less than, and the net committed proceeds generated are not identical or greater than, that offered by Greenwich under its final securitization proposal for such contracts, to (2) $390 million and (b) 297,689 Warrant Shares
(as adjusted in accordance with the provisions of this Warrant); provided, however, that if during any such quarter Greenwich shall have exercised its right to terminate the Senior Warehouse Facility or the Senior and Subordinated Term Securitization Facility (as each term is defined in the Commitment), then for purposes hereof, effect will be given only to contract securitizations occurring up to the date of such termination;

               (iv) this Warrant shall be exercisable with respect to an additional 223,267 Warrant Shares (as adjusted in accordance with the provisions of this Warrant) upon renewal by Greenwich of the Senior Warehouse Facility (as defined in the Commitment) upon substantially similar terms, as those set forth in the Commitment and loan documentation executed in accordance therewith, and providing for at least $100 million of continued funding thereunder through December 31, 1997.

          This Warrant to the extent that the right to exercise all or a portion hereof has not vested on or before May 3, 1999 shall terminate and shall be deemed forfeited. This Warrant may be exercised in whole or in part only to the extent that it is vested in accordance with the provisions hereinabove set forth. In no event shall this Warrant be exercisable in whole or in part subsequent to May 3, 1999. In the event any portion of this Warrant shall be forfeited, the Holder shall thereupon immediately surrender this Warrant for cancellation and the Company shall thereafter execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares subject to the provisions hereof. Determinations of vesting under this Section
1(b) shall be made by the Company in its reasonable judgement consistent with the terms of this Warrant.


     2. RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.
The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise thereof shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any stockholder. No later than the date upon which any Common Stock is issued pursuant to exercise of any Warrants, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on all securities exchanges and/or included in the automated quotation system of the Nasdaq
Stock Market (subject to official notice of issuance) with respect to which the Common Stock issued to the public in connection herewith may then be so listed and/or quoted.

     3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

               (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

               (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

               (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     4.   EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF
WARRANT.

          (a) General. This Warrant is exchangeable, without expense, at the option of the Holder, subject to the provisions of subsections 4(b) and 4(c) hereof, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant is transferable and may be sold, transferred, pledged, assigned or hypothecated , only in compliance with the provisions of Subsections 4(b) and 4(c) hereof. Upon surrender of this Warrant during the Exercise Period to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged.
Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

          (b)   Securities Law.   Neither this Warrant nor the Warrant
Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities
Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event the Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company, in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under either such act, or in the case of clause (ii) above, to the effect that the Warrant or Warrant Shares to be sold or transferred have been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.

          (c)  Conditions to Transfer.   Prior to any such proposed
transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to be bound by the terms of this Warrant in general and to the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in Subsection (e) hereof.

          (d) Lockup Agreements with Underwriters. In the event of a public offering of the Company's securities, the Holder agrees to enter into an agreement with the Underwriter or Underwriter's representative for the public offering of the Company's securities restricting the sale, transfer or other disposition of this Warrant or the Warrant Shares to the extent that such agreement is required to be executed by the other significant security holders of the Company generally, as determined by the underwriter.

       (e) Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 4, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (i) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach by the Holder of, this Warrant,
(ii) any transfer of the Warrant or any of the Warrant Shares in violation of the Securities Act, the Exchange Act or the rules and regulations promulgated under either of such acts, or (iii) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

       (f) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Delaware law:

       "The shares of common stock represented by this certificate have not been registered under the Securities act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

  5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

  6. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise
Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common
Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

            (b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Section 6, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise
Price in effect immediately prior to the adjustment and dividing the product so obtained by the Exercise Price, as adjusted.

            (c) (i) If at any time the Company issues or sells any shares of Capital Stock (defined below) at a per unit or share price (which price shall include the price or cost of the Capital Stock and in the case of any security or investment convertible or exchangeable into Common Stock, the price or cost paid to the Company for such conversion or exchange) less than the lower of the Exercise
Price or the then current Market Price immediately prior to the time such Capital Stock is issued or sold, excluding sales in connection with outstanding rights or warrants on the date hereof
(the "Additional Securities"), then:

            the Exercise Price will be reduced to the lower of the prices calculated by:

                      (I) dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the then existing Exercise
Price plus (2) the aggregate consideration, if any, received by the Company upon such issuance or sale, by (y) the total number of shares of Common Stock outstanding immediately after such issuance or sale ; and

                      (II) multiplying the then existing Exercise Price by a fraction, the numerator of which is (x) the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by the Market Price immediately prior to such issuance or sale, plus (2) the aggregate consideration received by the Company upon such issuance or sale, divided by the total number of shares of Common Stock outstanding immediately after such issuance or sale, and the denominator of which is the (y) Market Price immediately prior to such issuance or sale (for purposes of this subsection (II), the date as of which the Market Price will be computed will be the earlier of the date upon which the Company will (aa) enter into a firm contract for the issuance of such shares, or (bb) issues such shares);

            provided, however, that no such adjustment in connection with an underwritten public offering shall result in an Exercise Price less than $6.00, except to the extent such adjustments result from the sale of Capital Stock in such offering to persons or entities who, on the date hereof, have on file with the Securities and Exchange Commission, either individually or as part of a group, a statement of beneficial ownership on Schedule 13D relating to Capital Stock of the Company (a "13D Filer").

                   (ii) "Capital Stock" means the Common Stock and any other securities or other instruments convertible into, or exercisable for Common Stock specifically excluding options granted to employees, directors, or consultants of or to the Company (other than options granted to any 13D Filer and other than options granted with an exercise price less than the Market Price at the time of grant).

            (d) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (6) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (6) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (6), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock
(including Warrants).

            (e) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially pursuant to this Agreement.

            (f)  The Company acknowledges that it has advised
Greenwich that the Company has a present intention, albeit non-binding, to use the proceeds of an underwritten public offering, if any, to redeem shares of its Series C Preferred Stock presented for conversion to Common Stock at prices less than $6.425 per share.

  7. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

  8.   NOTICES TO WARRANT HOLDERS.  So long as this
Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected or (iv) if any other event is contemplated which would give rise to an adjustment pursuant to Section 6 hereof, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior the date specified in (x) or
(y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) if no record is taken, such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation, winding up or other event.


  9.   RECLASSIFICATION, REORGANIZATION OR
MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common
Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (a) of Section 6 hereof.

  10.  REGISTRATION UNDER THE SECURITIES ACT OF
1933.

            (a)  The Company shall advise the Holder of this Warrant
or of the Warrant Shares or any then holder of Warrants or Warrant Shares (such persons being collectively referred to herein as "holders") by written notice at least four weeks prior to the filing of
any   registration statement or post-effective amendment thereto under the Securities Act of 1933 (the "Act") covering securities of the Company (other than asset-backed securities relating to the Company's automobile loan portfolio) and will until January 1,
2001 , upon the request of any such holder, include in any such post-effective amendment or registration statement such information as may be required to permit a public offering of the Warrant Shares, provided, however, if the Registration Statement relates to an underwritten public offering, then the Warrant Shares may be excluded or the number of such shares may be reduced if in the written good faith judgment of the managing underwriter, the inclusion of the Warrant Shares would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company;
provided, however, that any such reduction or exclusion would be parri passu with those of other participating selling shareholders in the transaction other than no more than two (2) selling
shareholder selling less than 50,000 shares in such offering.    The
Company shall supply prospectuses and other documents as the holder may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares, qualify the Warrant
Shares for sale in such states as any such holder designates in writing not more than one week after notice is given and use reasonable efforts to do any and all other acts and things which may be necessary or desirable to enable such holders to consummate the public sale or other disposition of the Warrant
Shares, and furnish indemnification in the manner as set forth in Subsection (d)(3) of this Section 10. Such holders shall furnish information and indemnification as set forth in Subsection (d)(3) of this Section 10.

            (b) To the extent set forth in Section (d)(ii) of this Section 10, if any Majority Holder (as defined in Subsection (e) of this Section 10 below) shall give notice to the Company at any time prior to January 1, 2001 to the effect that such Holder contemplates (i) the transfer of all or any part of his or its Warrant Shares, or (ii) the exercise and/or conversion of all or any part of his or its Warrants and the transfer of all or any part of the Warrant Shares under such circumstances that a public offering (within the meaning of the Act) of Warrant Shares will be involved, and desires to register under the Act the Warrant Shares, then the Company shall, within sixty (60) days after receipt of such notice, file a post-effective amendment to an existing registration statement or a new registration statement pursuant to the Act, to the end that the Warrant Shares may be sold under the Act as promptly as practicable thereafter and the Company will use its best efforts to cause such registration to become effective and continue to be current (including the taking of such steps as are necessary to obtain the removal of any stop order) until the Holder has advised that all of the Warrant Shares have been sold, but no longer than nine (9) months after the effective date; provided that such Holder shall furnish the Company with appropriate information (relating to the intentions of such Holders) in connection therewith as the Company shall reasonably request in writing. On one occasion with respect to any given registration statement, the Company may postpone the filing of the Registration Statement for up to 90 days only in the event that the Company would be required to incur material expenses to prepare audited financial statements in order to timely file such Registration Statement. The Holder may, at its option, request the registration of Warrant Shares in a registration statement made by the Company as contemplated by Subsection (a) of this Section 10 or in connection with a request made pursuant to Subsection (b) of this Section 10 only with respect to Warrant Shares owned by the Holder as a result of an exercise of the Warrants. If the Company determines to include securities to be sold by it in any registration statement originally requested pursuant to this Subsection (b) of this Section 10, such registration shall be deemed to have been a registration under Subsection (a) of this Section 10 and not under Subsection (b) of this Section 10 whether or not the Company contemplated the filing of, or files, a registration statement covering other securities. Such Holders shall furnish information and indemnification as set forth in Subsection (d)(3) of this Section
10.

            (c) The Company shall not be required to effect a registration of the Warrant Shares under a registration statement pursuant to subsection (6) hereof on more than one occasion in any calendar year; In no event shall the Company be required to effect a registration of Warrant Shares on behalf of the Holder under subsection (b) hereof on more than two occasions.

            (d) The following provisions of this Section 10 shall also be applicable:

                 (1) Within fifteen days after receiving any such notice pursuant to Subsection (b) of this Section 10, the Company shall give notice to the other Holders of  Warrant Shares, advising that the Company is proceeding with such post-effective amendment or registration statement and offering to include therein Warrant
Shares of such other Holders, provided that they shall furnish the Company with such appropriate information (relating to the intentions of such Holders) in connection therewith as the
Company shall reasonably request in writing.  Following the
effective date of such post- effective amendment or registration
statement,   The Company shall supply prospectuses and other
documents as the holder may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares, qualify the Warrant Shares for sale in such states as any such holder designates in writing not more than one week after notice is given and use reasonable efforts to do any and all other acts and things which may be necessary or desirable to enable such holders to consummate the public sale or other disposition of the Warrant
Shares, and furnish indemnification in the manner as set forth in Subsection (d)(3) of this Section 10. Such holders shall furnish information and indemnification as set forth in Subsection (d)(3) of this Section 10.


                 (2)  In connection with any registration under subsection
(a) or (b) hereof, the Company covenants and agrees as follows:

                      (i) The Company shall use its best efforts to have any registration statements declared effective at the earliest possible time, and shall furnish each holder desiring to sell Warrant Shares such number of prospectuses as shall reasonably be requested.

                      (ii) The Company shall pay all of its costs, fees and expenses in connection with all registration statements filed pursuant to subsections (a) and (b) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. If the Company shall fail to comply with the provisions of this subsection (2)(ii), the Company shall, in addition to any other equitable or other relief available to the holder(s), extend the Exercise Period of the Warrants by such number of days as shall equal the delay caused by the Company's failure.

                      (iii) The Company will take all necessary action which may be required in qualifying or registering the Warrant
Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as the holder(s) shall reasonably designate.

                      (iv)  The Company shall promptly notify each holder
of   Warrant Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                 (3) The Company shall, to the full extent permitted by law, indemnify and hold harmless each such Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for any such Holder any Warrant Shares from and against any and all losses, claims damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus included therein required to be filed or furnished by reason of this Section 10 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company of by Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of such Act. However, anything herein to the contrary notwithstanding, (i) the Company will not be liable in any such case to the extent that any such loss, claim, damages or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Holder or any other Holder, specifically for use in the preparation thereof;
and (ii) in the event that any prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented shall have been furnished to a Holder prior to the confirmation of any sales of securities, such indemnity with respect to the prospectus shall not inure to the benefit of the Holder if the person asserting such loss, claim, damage or liability and who purchased the securities from such holder did not, at or prior to the confirmation of the sale of the securities to such person, receive a copy of the prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the prospectus was corrected in the prospectus as so amended or supplemented.


                 (4) Except as herein provided, neither the giving of any notice by any such Majority Holder nor the making of any request for prospectuses shall impose upon such Majority Holder or owner making such request any obligation to sell any Warrant Shares, or exercise any Warrants. However, in the event a Holder shall request any Warrant Shares to be included in a registration statement in accordance with the provisions of Subsection (a) of this Section 10, the Holder must exercise the Warrant and pay the Exercise Price with respect to such Warrant Shares immediately prior to the closing of the offering covered by such registration statement. Failure on the part of a Holder to comply with the provisions of this Subsection (d)(4) shall result in a termination and forfeiture of such Holder's right to exercise the Warrant at any time with respect to the Warrant Shares requested to be included in the registration statement.

            (e) The term "Majority Holder" as used in this Section 10 shall include any owner or combination of owners of Warrant
Shares in any combination if the holdings of the aggregate amount of:

                 (i)  The Warrants held by him or among them, plus

                 (ii) the Warrants which he or they would be holding if the Warrants for the Warrant Shares owned by him or among them had not been exercised,

       would constitute a majority of the Warrants originally issued.

       The Company's agreements with respect to Warrant Shares in this Section 10 shall continue in effect regardless of the exercise and surrender of this Warrant.

  11.  WARRANT HOLDER NOT SHAREHOLDER.    Except as
otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

  12.  COMMUNICATION.      No notice or other communication
under this Warrant shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

       (a)  the Company at 525 Washington Blvd., Jersey City, New
Jersey 07310, or such other address as the Company has designated in writing to the Holder, or


       (b)  the Holder at  Greenwich Capital Markets, Inc.,  600
Steamboat Road, Greenwich, Connecticut 06830, or such other address as the Holder has designated in writing to the Company.


  13. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.


  14.  APPLICABLE LAW.   This Warrant shall be governed by
and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.











       IN WITNESS WHEREOF,  The Aegis Consumer Funding
Group, Inc. has caused this Warrant to be signed by a duly authorized officer as of this 3rd day of May, 1996.


                                THE AEGIS CONSUMER FUNDING
                                GROUP, INC.



By:______________________________
                                     Gary D. Peiffer
                                     Vice Chairman


[SEAL]


Dated: May 3, 1996

Attest:

________________________________
  Cyril Means
  Assistant Secretary

PURCHASE FORM

                                          Dated________, __

       The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ________ shares of Common Stock and hereby makes payment of __________ in payment of the actual exercise price thereof.

______

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name _____________________________
(Please typewrite or print in block letters

Address ____________________________

Signature ___________________________

ASSIGNMENT FORM

       FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers unto


Name ______________________________
(Please typewrite or print in block letters)

Address _____________________________

the right to purchase Common Stock represented by this Warrant to the extent of _____ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date _________, __

Signature _____________________